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                                                                      EXHIBIT 32

  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

I, Robert A. Jensen, do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

         (1) the Quarterly Report on Form 10-QSB of EpicEdge, Inc. (the "Registrant") to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

A signed original of this statement required by Section 906 has been provided to EpicEdge and will be retained by EpicEdge and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: August 14, 2003                             /s/ Robert A. Jensen
                                                   -----------------------------
                                                   Robert A. Jensen
                                                   Principal Executive and
                                                   Principal Financial Officer
                                                   EpicEdge, Inc.